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                                                                    EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


         In connection with the accompanying Quarterly Report on Form 10-QSB of North Bancorp, Inc. (the "Registrant") for the quarter ended March 31, 2004 (the "Report"), each of the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our respective knowledge and belief, that:

                  (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



                                                 NORTH BANCORP, INC.



Dated: May 14, 2004                     By:  /s/ William A. Kirsten
                                        --------------------------------------
                                                 William A. Kirsten
                                                 President and Chief Executive
                                                 Officer



                                        By:  /s/ Susan A. Norris
                                        --------------------------------------
                                                 Susan A Norris

                                                 Vice President and Chief
                                                 Financial Officer




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